Leland Thomson Reuters Private Equity Index Fund

Class A Shares: LDPAX Class C Shares: LDPCX Class I Shares: LDPIX

a series of Northern Lights Fund Trust III

Supplement dated December 15, 2015 to the Statement of Additional Information

Dated August 10, 2015

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Effective as of the date of this Supplement, the Fund has revised its sales charge waiver policy to include the following:

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

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This Supplement and the existing Statement of Additional Information dated August 10, 2015 provides relevant information for all shareholders and should be retained for future reference. The Statement of Additional Information has been filed with the Securities and Exchange Commission, is incorporated by reference, and can be obtained without charge by calling 1-877-270-2848.